CONFORMED


               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


  Date of Report (Date of earliest event reported) May 14, 1997

                   BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)


     Pennsylvania                                   0-10822
                           25-1229323
        (State of other jurisdiction         (Commission File
Number)               (IRS Employer
                        of incorporation)
                       Identification No.)


      300 Indian Springs Road, Indiana, Pennsylvania 15701
    (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code (412) 349-1811



_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)




Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          On  May 14, 1997, Biocontrol Technology, Inc.
(NASDAQ:BICO) announced that effective immediately, its top executives will waive their salaries until more significant sales of Biocontrol's products have been generated.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not
Applicable.

          (b)  Pro Forma Financial Information - Not Applicable.

          (c)  Exhibits-Press Release

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BIOCONTROL TECHNOLOGY, INC.


                                   by  /s/    Fred E. Cooper
                                          Fred E. Cooper, CEO

DATED: May 14, 1997
                                                  BICO
                                      BIOCONTROL TECHNOLOGY, INC.
                              2275 Swallow Hill Road, Bldg.  2500
                                            Pittsburgh, PA  15220


Press Release

Release:  Immediate

For More Information, Call:

Investors                                          Media
Diane McQuaide
Susan Taylor
1.412.429.0673  phone
1.412.279.9455 phone
1.412.279.9690  fax
1.412.279.9447 fax


              BIOCONTROL EXECUTIVES WAIVE SALARIES

      Pittsburgh, PA - May 14, 1997 - Biocontrol Technology, Inc. (Nasdaq:BICO) announced today that, effective immediately, its top executives will waive their salaries until more significant sales of Biocontrol's products have been generated.
      Fred E. Cooper, chief executive officer of Biocontrol, stated, "The Company's executives feel that it is in the best interest of the Company and the shareholders for us to take no pay for awhile, as we have done periodically over the years when the situation warranted it. We have cut back other expenses and overhead and will continue to look for other possible areas to pull back."
      "Several of our products are beginning to do quite well," continued Cooper, "and we believe that sales will soon show a noticeable increase both here in the US and in China where we have just begun to open a market through our joint venture, Superpower-BICO International Group, Inc."
      Biocontrol Technology, Inc. has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of biomedical devices and environmental products.